Exhibit 99.2

NEWS RELEASE

300 Perimeter Park Drive, Suite A	Company Contact:	Investor Relations:
Morrisville, North Carolina 27560	Richard A. Bird, CEO	Deborah K. Pawlowski
919.468.0399	919.468.0399, ext. 224	Investor Relations
	rbird@charlesandcolvard.com	716.843.3908
dpawlowski@keiadvisors.com

FOR IMMEDIATE RELEASE

Charles & Colvard Settles K&G Litigation

MORRISVILLE, North Carolina, June 29, 2009 - Charles & Colvard, Ltd. (NASDAQ: CTHR), the sole manufacturer of moissanite jewels, The Most Brilliant Jewel in the World, announced today that it has settled its lawsuit filed on June 16, 2008 against Jewelnet Corporation d/b/a K&G Creations under acceptable terms that are not material to the Company’s financial position in order to avoid further litigation expenses and to dispose of the case.

About Charles & Colvard, Ltd.

Charles & Colvard, Ltd. (NASDAQ: CTHR), based in the Research Triangle Park area of North Carolina, is the global sole source of lab-created moissanite, a unique, near-colorless jewel that is distinct from other gemstones and jewels based on its exceptional fire, brilliance, luster, durability and rarity. Charles & Colvard created Moissanite® is currently used in fine jewelry sold primarily through domestic and international retailers. For more information, please access www.moissanite.com or www.charlesandcolvard.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to products, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to the recent downturn in the worldwide economy and its ongoing impact on our business and the business of our customers and suppliers, any continued trends in the general economy that would adversely affect consumer spending, a further decline in our sales, dependence on consumer acceptance of the Company’s products, dependence on Cree, Inc. as the current supplier of most of the raw material, ability to develop a material second source of supply, dependence on a limited number of customers, risks of conducting operations in foreign countries, dependence on third parties, continued listing of our common stock on the NASDAQ Global Select Market, the impact of significant changes in our management on our ability to execute our business strategy in the near term and the impact of adverse resolution of legal proceedings on our operating results or financial condition. These and other risks and uncertainties, many of which are addressed in more detail in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, could cause our actual results and developments to be materially different from those

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Charles & Colvard Settles K&G Litigation

June 29, 2009

expressed or implied by any of these forward-looking statements. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors relevant to our business.

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